MARCH 29, 2022
SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:
THE HARTFORD INFLATION PLUS FUND
SUMMARY PROSPECTUS DATED MARCH 1, 2022
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED MARCH 1, 2022
This Supplement contains new and additional information regarding The Hartford Inflation Plus Fund and should be read in connection with your Summary Prospectus and Statutory Prospectus.
Effective immediately, Allan M. Levin, CFA will no longer serve as a portfolio manager to The Hartford Inflation Plus Fund (the “Fund”). In addition, effective immediately, Jeremy Forster will be added as a portfolio manager to the Fund. Accordingly, the following changes are being made to the above referenced Summary Prospectus and Statutory Prospectus effective immediately:
(1) Under the heading “Management” in the above referenced Summary Prospectus and the heading “The Hartford Inflation Plus Fund Summary Section - Management” in the above referenced Statutory Prospectus, the portfolio manager table is deleted in its entirety and replaced with the following:
Portfolio Manager	Title	Involved with Fund Since
Joseph F. Marvan, CFA	Senior Managing Director and Fixed Income Portfolio Manager	2015
Brij S. Khurana	Senior Managing Director and Fixed Income Portfolio Manager	2020
Jeremy Forster	Managing Director and Fixed Income Portfolio Manager	2011
(2) Under the heading “The Investment Manager and Sub-Adviser –  Portfolio Managers –  Inflation Plus Fund” in the above referenced Statutory Prospectus, the portfolio manager information is deleted in its entirety and replaced with the following:
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.
Brij S. Khurana, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2021 and has been involved in securities analysis for the Fund since 2020. Mr. Khurana joined Wellington Management as an investment professional in 2016. Prior to joining Wellington Management, Mr. Khurana was an investment professional with Pacific Investment Management Company (PIMCO).
Jeremy Forster, Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as a portfolio manager of the Fund since 2022 and has been involved in securities analysis for the Fund since 2011. Mr. Forster joined Wellington Management as an investment professional in 2011. Prior to joining Wellington Management, Mr. Forster was an investment professional with Federal Reserve Bank of New York (2004-2011).
This Supplement should be retained with your Summary Prospectus and Statutory Prospectus for future reference.
HV-7597
March 2022